UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2005

                           BLACKFOOT ENTERPRISES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 000-31313


              NEVADA                                  88-0409160
       ----------------------                  ----------------------------
       State of Incorporation                  (IRS Employer Identification
                                                         Number)

6767 W. TROPICANA AVENUE, SUITE 207
        LAS VEGAS, NEVADA                                             11590
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(Address of principal executive office)                             (Zip Code)

                                 (702) 248-1027
                                ----------------
              (Registrant's telephone number, including area code)

                                      N/A
             ------------------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


ITEM 8.01 - OTHER EVENTS

     On August 24, 2005, our board of directors declared a 14 for 1 stock dividend to our stockholders of record as of September 6, 2005. The transfer agent will deliver the dividend to our stockholders entitled thereto on or about September 7, 2005. Prior to the record date, Terri Russo has agreed to surrender for cancellation 600,000 shares of common stock. We currently have 2,100,000 shares issued and outstanding. After the surrender for cancellation of 600,000 shares and giving effect to the 14 for 1 stock dividend, we will have 22,500,000 shares issued and outstanding.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLACKFOOT ENTERPRISES, INC.


                                        By: /s/ JOHANN RATH
                                           ---------------------
                                                Johann Rath
                                                President and Chief Executive
                                                Officer and Director


Dated:  August 24, 2005



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